AWARD CERTIFICATE for [Employee Name] PERFORMANCE SHARE UNIT AWARD (_____-_____ Performance Period) Award Date: [award date] Performance Period: ____________ through ___________ Award Value (at Award Date): $[employee amount] Fair Market Value on Award Date: $[share price] Number of Performance Share Units Awarded (at Target): [employee shares] Performance Matrix: [As determined per award] Total Shareholder Return (“TSR”) Adjustment Matrix: [As determined per award]

PERFORMANCE SHARE UNIT AWARD CERTIFICATE (____-____ Performance Period) This Performance Share Unit Plan award (the “PSU Award”) is subject to the terms and conditions set forth in this Certificate, the Ameriprise Financial 2005 Incentive Compensation Plan (the “Plan”), the Ameriprise Financial Long-Term Incentive Award Program Guide (the “LTIA Guide”), including the Detrimental Conduct Provisions attached thereto, and the Ameriprise Financial Performance Share Unit Plan Supplement to the Long-Term Incentive Award Program Guide (the “Supplement”). Copies of the Plan and the LTIA Guide are available on Inside; copies of the Supplement are available upon request. The PSU Award provides for a payment to you in shares of Ameriprise Financial common stock no later than March 15, _____1 of 0% to 150% of the Number of Performance Share Units Awarded (at Target) as shown in Shareworks, as adjusted by the performance of Ameriprise Financial and the application of the Performance Matrix and TSR Adjustment Matrix above. Shares of Ameriprise Financial common stock shall be paid at a rate of one share of Ameriprise Financial common stock for each Performance Share Unit that is earned and is part of the PSU Payout. The maximum that the TSR Adjustment Matrix can add to or subtract from the results of the Performance Matrix is 25 percentage points, and the PSU Payout cannot exceed the maximum of 175% of the Number of Performance Share Units Awarded (at Target) as shown in Shareworks. For the Performance Matrix, the payout percentage will be interpolated for performance that falls between the EPS and ROE goals shown above. The Compensation and Benefits Committee, in its sole discretion, will determine the payout percentage that is less than 50% based on an assessment of the performance achieved and other factors. For the TSR Adjustment Matrix, the percentage point adjustment will be interpolated for percentiles between the 25th and 75th percentile. Except as otherwise provided in the Plan, the LTIA Guide or the Supplement, this PSU Award is conditioned on your continuous employment with Ameriprise Financial through the date of payment. All terms and provisions of the Plan, the LTIA Guide and the Supplement, as the same may be amended from time to time, are incorporated, made part of, and stated in this Certificate. If any provision hereof and of the Plan shall be in conflict, the terms of the Plan shall govern. If any provision hereof and of the LTIA Guide or the Supplement shall be in conflict, then the terms of this Certificate shall govern. All capitalized terms used in this Certificate and not defined herein shall have the meanings assigned to them in the Plan, the LTIA Guide or the Supplement. PSU Awards may not be assigned, sold, pledged, hypothecated, transferred or otherwise disposed of in any manner other than as provided in the Plan, the LTIA Guide, the Supplement or this Certificate, subject to rules adopted by the Committee from time to time. The granting of the PSU Award, or any prior or future PSU Award, is neither a contract, nor a guarantee, of continued employment or service; the continuation of your employment or service is and always will be at the discretion of Ameriprise Financial. The granting of the PSU Award is a one-time discretionary act, and it does not impose any obligation on Ameriprise Financial to offer future Awards of any amount or nature. The continuation of the Plan and the grant of any future PSU Awards is a voluntary act completely within the discretion of Ameriprise Financial, and the Plan is subject to termination at any time. Ameriprise Financial has taken steps to ensure the accuracy of this Certificate; however, Ameriprise Financial reserves the right to issue corrected certificates in the event of a clerical or administrative error. 1 Ameriprise Financial generally makes such payments in coordination with the payment date for awards under the Ameriprise Financial Annual Incentive Award Plan.

By signing below, you acknowledge that you have read and understood and that you agree to the terms and conditions set forth in the Plan, the LTIA Guide, the Supplement and this Certificate. You acknowledge and agree that if you have not actively accepted the PSU Award by signing below prior to the end of the Performance Period set forth above, you are deemed to have accepted the PSU Award and the terms and conditions set forth in the Plan, the LTIA Guide, the Supplement and this Certificate. This PSU Award is being made to selected employees as part of an employee incentive programme in order to provide an additional incentive and to encourage employee share ownership and to increase their interest in the success of Ameriprise Financial. The Company offering these rights is Ameriprise Financial, Inc. The shares that are the subject of these rights are existing common shares in Ameriprise Financial, Inc. More information in relation to Ameriprise Financial including the share price can be found at the following web address: https://www.ameriprise.com/financial-planning/about/. Nothing in the terms of the PSU Award or any communication issued to you in connection with the PSU Award is intended to constitute investment advice in relation to the award. If you are in any doubt as to whether to proceed in participating in the Plan or in connection with your own financial or tax position, you are recommended to seek advice from a duly authorised independent adviser. * * * * * ____________________ ______________ Signature Date